BBH TRUST

BBH LIMITED DURATION FUND

Class I Shares (BBBIX)

Class N Shares (BBBMX)

SUPPLEMENT DATED DECEMBER 31, 2025

TO THE PROSPECTUS

DATED FEBRUARY 28, 2025

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Change of Investment Adviser

The Board of Trustees (the “Board”) of the BBH Trust (the “Trust”) unanimously approved a change of the investment adviser of the BBH Limited Duration Fund (the “Fund”) at the December 10, 2025, Board meeting. Effective January 1, 2026, Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners”), a subsidiary that is majority owned and controlled by Brown Brothers Harriman & Co. (“BBH&Co.”) will become the investment adviser of the Fund.

II.	Fees and Expenses

Effective January 1, 2026, the fee table in the section captioned “Fees and Expenses” on page 1 of the prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.23%	0.23%
Shareholder Servicing Fee	0.20%	None
Distribution (12b-1) Fees	None	None
Other Expenses	0.06%	0.04%
Total Annual Fund Operating Expenses	0.49%	0.27%
Less Fee Waiver/Expense Reimbursement**	(0.14)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.35%	0.27%

*	Fees reflected in the table as of January 1, 2026.
**	Brown Brothers Harriman Credit Partners, LLC (the “Investment Adviser”), has contractually agreed to limit the Total Annual Fund Operating Expenses to 0.35% for Class N Shares through March 1, 2026 (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

III.	Principal Investment Strategies

Effective January 1, 2026, the section captioned “Principal Investment Strategies” on page 2 of the prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

“Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners” or “Investment Adviser”), serves as the Fund’s investment adviser.

IV.	Principal Risks of the Fund

Effective immediately, the section captioned “Principal Risks of the Fund” on page 6 of the prospectus is revised by replacing the last sentence of that section with the following:

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH Credit Partners or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

V.	Investment Adviser

Effective January 1, 2026, the section captioned “Investment Adviser” on page 8 of the prospectus is deleted in its entirety and replaced by the following:

BBH Credit Partners serves as the Fund’s investment adviser. The following co-portfolio managers are jointly responsible for the day-to-day management of the Fund’s assets:

Portfolio Managers Name	Title	Portfolio Manager of the Fund Since
Andrew P. Hofer	Portfolio Manager	2011
Neil Hohmann	Portfolio Manager	2013
Paul Kunz	Portfolio Manager	2023

VI.	Payments to Financial Intermediaries

Effective January 1, 2026, the section captioned “Payments to Financial Intermediaries” on page 8 of the prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), BBH Credit Partners may pay the Financial Intermediary for the sale of Fund shares and related services.

VII.	Principal Risks of the Fund

Effective January 1, 2026, the section captioned “Principal Risks of the Fund” on page 15 of the prospectus is revised by replacing the last sentence of that section with the following:

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH Credit Partners or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

VIII.	Management of the Fund

Effective January 1, 2026, the section captioned “Management of the Fund” on page 16 of the prospectus is deleted in its entirety and replaced by the following:

BBH Credit Partners, a Delaware limited liability company, located at 140 Broadway, New York, NY 10005 and established in 2025, serves as the investment adviser to the Fund. BBH Credit Partners is a subsidiary of and controlled by BBH&Co. The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Subject to the general supervision of the Fund’s Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH Credit Partners provides a broad range of investment management services for customers in the United States and abroad.

IX.	Investment Advisory and Administrative Fee

Effective January 1, 2026, the section captioned “Investment Advisory and Administration Fee” on page 16 of the prospectus is revised by replacing the last sentence of that section with the following:

Investment Advisory Fee

For investment advisory services, the Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.27% per annum on the first $1 billion and 0.22% per annum on amounts over $1 billion of the average daily net assets of the Fund. Prior to January 1, 2026, the Fund paid a combined investment advisory and administration fee to BBH&Co., through a separately identifiable department, computed daily and payable monthly, equal to 0.30% per annum on the first $1 billion and 0.25% per annum on amounts over $1 billion of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. For the most recent fiscal year, the Fund paid the Investment Adviser 0.25% of the Fund’s average daily net assets. A discussion of the Board’s most recent approval of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2025.

X.	Portfolio Managers

Effective January 1, 2026, the section captioned “Portfolio Managers” beginning on page 16 of the prospectus is deleted in its entirety and replaced by the following:

Andrew P. Hofer, Neil Hohmann and Paul Kunz serve as co-portfolio managers to the Fund and are jointly responsible for managing the Fund’s assets on a day-to-day basis, as well as BBH Credit Partners’ Core Fixed Income Strategy.

Andrew Hofer is a Portfolio Manager of BBH Credit Partners with 37 years of combined industry and investment experience. Mr. Hofer holds a BA from Yale University and an MIA from the Columbia School of International and Public Affairs. He joined BBH Credit Partners in 2026. He joined BBH&Co., BBH Credit Partners parent, in 1988. Mr. Hofer previously served as a Managing Director of BBH&Co. from 2000 to 2022 and as a Principal of BBH&Co. from 2023 to 2025.

Neil Hohmann is a Partner of BBH&Co. and Portfolio Manager of BBH Credit Partners with 28 years of investment experience. Mr. Hohmann holds a BA from Yale University and a PhD in Economics from the University of Chicago. He joined BBH Credit Partners as a Portfolio Manager in 2026. He joined BBH&Co. in 2006. Mr. Hohmann previously served as a Managing Director of BBH&Co. from 2018 to 2022 and as a Principal of BBH&Co. from 2023 to 2024. Mr. Hohmann has served as a Partner since January 2024.

Paul Kunz is a Portfolio Manager of BBH Credit Partners with 28 years of investment experience. He holds a BS from Villanova University, a JD from St. John’s University School of Law and an LLM from New Yor University School of Law. He joined BBH Credit Partners in 2026. He joined BBH&Co. in 2013. Mr. Kunz previously served as a Senior Vice President of BBH&Co. from 2013 to 2021, as a Managing Director if BBH&Co. from 2021 to 2022, and as a Principal of BBH&Co. from 2023 to 2025.

XI.	Revenue Sharing

Effective January 1, 2026, the section captioned “Revenue Sharing” beginning on page 17 of the prospectus is deleted in its entirety and replaced by the following:

BBH Credit Partners may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH Credit Partners’ own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the shareholder servicing agent to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.